--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 30, 2004
                                                         -----------------



                        DOBI MEDICAL INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE                                  0-32523                             98-0222710
----------------------------------------- ----------------------------------------- --------------------------------
    (State or other jurisdiction of               (Commission File Number)                   (IRS Employer
     incorporation or organization)                                                       Identification No.)


1200 MACARTHUR BLVD.
MAHWAH, NEW JERSEY                                                                               07430
----------------------------------------------------------------------------------- --------------------------------
(Address of principal executive offices)                                                      (Zip Code)



Registrant's telephone number, including area code:  (201) 760-6464
                                                     --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On January 30, 2004, in order to effect a reincorporation from Nevada to Delaware, Lions Gate Investment Limited, a Nevada corporation, was merged with and into DOBI Medical International, Inc., a Delaware corporation. Prior to the effective time of the reincorporation, DOBI Medical International had been a wholly-owned subsidiary corporation of Lions Gate organized for the purpose of effecting the reincorporation. At the effective time of the reincorporation, DOBI Medical International became the surviving entity of the merger pursuant to which the reincorporation was completed, as well as the registrant for reporting purposes under the federal securities laws. The merged entity is governed by the Delaware General Corporation Law and the certificate of incorporation and bylaws of DOBI Medical International.

     The reincorporation was completed pursuant to an Agreement and Plan of Merger dated as of January 29, 2004, by and between Lions Gate and DOBI Medical International, and was approved by the holders of approximately 50.5% of the issued and outstanding common stock of Lions Gate by written consent in lieu of a special meeting of the shareholders of Lions Gate (all as more fully described in Lions Gate's definitive Information Statement on Schedule 14C, which was filed with the U.S. Securities and Exchange Commission on January 9, 2004).

     At the effective time of the reincorporation, the directors and executive officers of Lions Gate became the directors and executive officers of DOBI Medical International. DOBI Medical International's business, mailing address, principal executive offices and telephone number are the same as those of Lions Gate.

     At the effective time of the reincorporation, each outstanding share of common stock, par value $.0001 per share, of Lions Gate, and each share of Lions Gate common stock held in the treasury of Lions Gate was automatically converted into one share of common stock, par value $.0001 per share, of DOBI Medical International. Outstanding options and warrants to purchase shares of Lions Gate common stock were automatically converted into options and warrants to purchase the same number of shares of DOBI Medical common stock. Each employee stock plan and any other employee benefit plan to which Lions Gate was a party, whether or not such plan was related to Lions Gate common stock, were assumed by DOBI Medical International and, to the extent any such plans provided for the issuance or purchase of Lions Gate common stock, such plans now provide for the issuance or purchase of shares of DOBI Medical International common stock.

     It was not and is not necessary for shareholders to exchange their existing Lions Gate stock certificates for new certificates bearing the name of DOBI Medical International. Shares of Lions Gate common stock, traded under the symbol "LGIV.OB" on the OTC Bulletin Board prior to the reincorporation, continue to be traded on the OTC Bulletin Board under the symbol "DBMI.OB" as DOBI Medical International common stock. The OTC Bulletin Board and DOBI Medical International's transfer agent will consider the existing Lions Gate stock certificates as constituting "good delivery" in post-reincorporation transactions involving DOBI Medical International's common stock. In addition, the merged company was also assigned a new CUSIP number. The new CUSIP number is 256058-10-8.

     The foregoing description of the reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of the Agreement and Plan of Merger attached to this Current Report on Form 8-K as Exhibit 2.1, the certificate of incorporation and by-laws of DOBI Medical International attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and the description of the purposes and effects of the reincorporation and the manner in which it was accomplished, which description is set forth in "Stockholder Resolution #2--Reincorporation In Delaware", on pages 7-21 of Lions Gate's definitive Information Statement on Schedule 14C, which was filed with the U.S. Securities and Exchange Commission on January 9, 2004, a reprint of which is attached to this Current Report on Form 8-K as Exhibit 20.1.

     The shares of DOBI Medical International common stock are deemed registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The class of DOBI Medical International's common stock is also deemed registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits.

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

EXHIBIT   DESCRIPTION
-------   -----------

2.1 Agreement and Plan of Merger, dated as of January 29, 2004, by and between Lions Gate Investment Limited and DOBI Medical International, Inc.

3.1 Certificate of Incorporation of DOBI Medical International, Inc., as filed with the Secretary of State of the State of Delaware on January 16, 2004.

3.2       By-laws of DOBI Medical International, Inc.

20.1 "Stockholder Resolution #2--Reincorporation In Delaware", reprinted from pages 7-21 of the definitive Information Statement on Schedule 14C of Lions Gate Investment Limited, filed with the U.S. Securities and Exchange Commission on January 9, 2004.

99.1      Press Release issued by Lions Gate Investment Limited on January 30,
          2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 2, 2004                  DOBI MEDICAL INTERNATIONAL, INC.


                                         By:/s/Phillip C. Thomas
                                            ------------------------------------
                                            Phillip C. Thomas
                                            Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
----------     -----------

2.1 Agreement and Plan of Merger, dated as of January 29, 2004, by and between Lions Gate Investment Limited and DOBI Medical International, Inc.

3.1 Certificate of Incorporation of DOBI Medical International, Inc., as filed with the Secretary of State of the State of Delaware on January 16, 2004.

3.2            By-laws of DOBI Medical International, Inc.

20.1 "Stockholder Resolution #2--Reincorporation In Delaware", reprinted from pages 7-21 of the definitive Information Statement on Schedule 14C of Lions Gate Investment Limited, filed with the U.S. Securities and Exchange Commission on January 9, 2004.

99.1           Press Release issued by Lions Gate Investment Limited on January
               30, 2004.